                                                     AGREEMENT

         This Agreement, dated September 1, 1998, is made by and among Regal Marine Industries, Inc., a Florida corporation ("Regal"), Boat Tree, Inc., a Florida corporation ("Boat Tree"), American Marine Recreation, Inc., a Delaware corporation (the "Company"), and Joseph G. Pozo, Jr., an individual resident of the State of Florida ("Pozo").

                                                     RECITALS

         A. On June 30, 1992, Boat Tree granted Regal an option (the "Option") to purchase twenty-five percent (25%) of Boat Tree's outstanding shares for an aggregate price of Ten Dollars ($10.00).

         B. The Option expires on June 30, 2002.

         C. Pozo and the other holders of issued and outstanding shares of Boat Tree desire to exchange (the "Boat Tree Exchange") all of the issued and outstanding common stock of Boat Tree for shares of common stock, $.01 par value per share ("Company Common Stock") of the Company.

         D. The Company desires to effect an initial public offering (the "IPO") of Company Common Stock, pursuant to a Registration Statement on Form SB-2 to be filed with the Securities Exchange Commission in accordance with the Securities Act of 1933, as amended (the "Securities Act").

         E. In order to consummate the IPO on favorable terms, Boat Tree, Pozo and the Company have requested that the Option be exercised on and subject to the terms and conditions described herein.

         F. Regal desires to exercise the Option on and subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
conclusively acknowledged, the parties agree as follows:

                                                       TERMS

1. Exercise of Option. Subject to and effective upon the consummation of the Boat Tree Exchange and the IPO, (a) the Option shall be exercised; and (b) in exchange for the twenty-five percent (25%) of Boat Tree's outstanding shares upon the exercise of the Option, and in consideration of the Boat Tree Exchange, the Company shall issue to Regal that number of shares



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of Company Common Stock equal to Fifteen and  Sixty-Five One Hundredths  Percent
(15.65%) of its issued and outstanding shares of Company Common Stock after giving effect to such issuance and calculated after the Boat Tree Exchange and immediately prior to the issuance of the shares of Company Common Stock sold in the IPO.

2.       Piggy-Back Registration Rights.

         (a) General. If the Company proposes, at any time during the two year period (the "Registration Period") commencing on the closing date of the IPO to file a registration statement on a general form for registration under the Securities Act and relating to securities issued or to be issued by it, then it shall give written notice of such proposal to Regal. If, within 30 days after the giving of such notice, Regal shall request in writing that all or any Company Common Stock owned by or issuable to Regal be included in such proposed registration, the Company will also register such securities as shall have been requested in writing; provided, however, that:

                  (i) Regal shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning such owners therein; and

                  (ii) the Company shall have the right at any such time after it shall have given written notice pursuant to this Section 2 (irrespective of whether a written request for inclusion of any Company Common Stock shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof. In such event, Regal shall retain the piggy-back registration rights set forth in this Section 2.

         (b) Possible Reduction in Shares Required To be Registered. Notwithstanding the provisions of Section 2(a) hereof, if in the written opinion of the Company's managing underwriter, if any, for the offering contemplated by such registration statement, the inclusion of all or a portion of the Company Common Stock requested to be registered, when added to the securities being registered by the Company will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering a pro rata portion of the Company Common Stock requested to be registered as required by the managing underwriter. If securities are proposed to be offered for sale pursuant to such registration statement by other security holders of the Company and the total number of securities to be offered by Regal and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Company Common Stock to be offered by Regal pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including Regal) as the



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original  number of Company  Common Stock  proposed to be sold by Regal bears to the total original number of securities proposed to be offered by Regal and the other selling security holders. In the event the Company exercises the rights granted under this Section 2(b), Regal shall retain piggy-back registration rights for its Company Common Stock (to the extent not registered).

         (c) Additional Terms. In connection with the filing of a registration statement pursuant to Section 2 hereof, the Company shall:

                  (i) notify Regal as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

                  (ii) notify Regal promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                  (iii) prepare and file without expense to Regal any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of Company Common Stock by Regal (but only during such period as the Company is required to keep the registration statement effective);

                  (iv) use its reasonable best efforts to qualify the Company Common Stock being so registered for sale under the securities or blue sky laws in such reasonable number of states as Regal may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such Company Common Stock;

                  (v)   notify   Regal  of  any  stop   order   suspending   the
effectiveness of the registration statement and use its reasonable best efforts to remove such stop order.

                  (vi) undertake to keep said registration statement and prospectus effective until such time as all the shares of Company Common Stock are sold or become available for public sale without registration under the Securities Act; and

                  (vii) furnish to Regal as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of Section 2 hereof, all in such quantities as Regal may from time to time reasonably request. Upon written request, the Company shall also furnish to Regal, without cost, one set of the exhibits to such registration statement.




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         (d) Expenses. Regal agrees to pay all of the underwriting discounts and commissions, and transfer taxes with respect to Company Common Stock owned by it and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to Section 2 hereof include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such Shares for sale in a reasonable number of states, including fees and disbursements of counsel for the Company, registration fees and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to Regal.

         (e) Indemnification. The Company shall indemnify and hold harmless Regal and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Regal any Company Common Stock, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement, any other registration statement under the Securities Act, any post-effective amendment to the registration statement or any such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Section 2 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by Regal or such underwriter expressly for use therein, which indemnification shall include such person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify any Regal or such underwriter or other person referred to above unless Regal or such underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the registration statement and each person, if any who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 2 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by Regal or such underwriter expressly for use therein. If for any reason the indemnification set forth above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss,



                                                         4

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claim,  damage or liability in such  proportion as is appropriate to reflect not
only  the  relative   benefits   received  by  the  indemnified  party  and  the
indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

         3. Notices. Unless otherwise specifically stated herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, twelve (12) hours after being sent by facsimile, or seventy-two (72) hours after being sent by registered or certified mail, postage prepaid, addressed as set forth below:

         (i)      If to the Company, Boat Tree or Pozo:

                  American Marine Recreation, Inc.
                  1924 33rd Street
                  Orlando, Florida  32834
                  ATTN: Mr. Joseph G. Pozo, Jr., President
                  Facsimile: (407) 316-0396
                  Telephone: (407) 422-8141

                  With a copy to:

                  McLaughlin & Stern, LLP
                  260 Madison Avenue
                  New York, New York  10016
                  ATTN: Martin C. Licht, Esq.
                  Facsimile: (212) 448-6260
                  Telephone: (212) 448-1100

         (ii)     If to Regal:

                  Regal Marine Industries, Inc.
                  2300 Jetport Drive
                  Orlando, Florida  32809-7895
                  ATTN: Duane Kuck, President
                  Facsimile: (407) 855-5948
                  Telephone: (407) 851-7951, ext. 220

                  With a copy to:

                  Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                  215 North Eola Drive



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                  Orlando, Florida  32802
                  ATTN:  Bradford D. West, Esq.
                  Facsimile: (407) 423-4485
                  Telephone: (407) 843-4600, ext. 286

                  Any party may alter the address to which communications or copies are to be sent by giving notice of that change of address in conformity with the provisions of this Section for the giving of notice.

         4. Applicable Law; Binding Effect; Jurisdiction and Venue. This Agreement shall be construed under and governed by the laws of the State of Florida and shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Jurisdiction of and venue for any action or proceeding arising out of or connected with this Agreement shall lie exclusively in the state courts of competent jurisdiction in and for Orange County, Florida. Each party expressly waives all other jurisdiction and venue and agrees that he or it shall be subject personally to the jurisdiction of the agreed-upon court(s).

         5. Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties hereto.

         6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party hereto whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         7. Entire Agreement. This Agreement contains the entire understanding among the parties as to the subject matter hereof and supersedes any prior understanding and agreements among them respecting the within subject matter.

         8. Attorney Fees. In connection with any litigation arising out of, concerning or related to this Agreement, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties all reasonable attorney fees, court costs and other expenses, even if they are not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred by the prevailing party or parties in connection with such action or proceeding, in addition to any other relief to which such prevailing party or parties may be entitled in such action or proceeding.



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         9. Termination. If the Boat Tree Exchange and the IPO have not occurred by the one year anniversary hereof, this Agreement shall terminate, and the Option shall continue in full force and effect in accordance with its terms.

                                          [SIGNATURES ON FOLLOWING PAGE]





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         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                        REGAL MARINE INDUSTRIES, INC.


                                        By: /s/ Duane Kuck
                                        ------------------------------------
                                        Name:  Duane Kuck
                                        Title:    President

                                        BOAT TREE, INC.


                                        By: /s/ Joseph G. Pozo, Jr.
                                        ------------------------------------
                                        Name:  Joseph G. Pozo, Jr.
                                        Title:    President

                                        AMERICAN MARINE RECREATION, INC.


                                        By: /s/ Joseph G. Pozo, Jr.
                                        ------------------------------------
                                        Name:  Joseph G. Pozo, Jr.
                                        Title:    President


                                        /s/ Joseph G. Pozo, Jr.
                                        ------------------------------------
                                        Joseph G. Pozo, Jr.




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